Exhibit 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Core AI Holdings, Inc. (the “Company”) for the period ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2026	By:	/s/ Aitan Zacharin
	Name:	Aitan Zacharin
	Title:	Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Gerald Bernstein
Name:	Gerald Bernstein
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)